Offerings - Offering: 1	Oct. 28, 2026 USD ($)
Offering:
Fee Previously Paid	true
Rule 0-11	true
Transaction Valuation	$ 25,030,915.21
Amount of Registration Fee	$ 3,456.77
Offering Note	Calculated as the aggregate maximum purchase price for common shares of beneficial interest, based upon the net asset value per share as of June 30, 2026, of $26.81, and the offer to purchase up to 933,641 common shares of beneficial interest, par value $0.01 per share, of Silver Point Private Credit Fund. The fee of $3,456.77 was paid in connection with the filing of the Schedule TO-I by Silver Point Private Credit Fund (File No. 005-95691) on August 4, 2026 (the "Schedule TO"). This is the final amendment to the Schedule TO and is being filed to report the results of the offer. Calculated at $138.10 per $1,000,000.00 of the Transaction Valuation in accordance with Rule 0-11 under the Securities Exchange Act of 1934, as amended, as modified by Fee Rate Advisory No. 1 for fiscal year 2026.